Long-term debt (Notes)	12 Months Ended
Dec. 31, 2014
Debt Disclosure [Abstract]
Long-term debt
Long-term debt

As of December 31, 2014 and 2013, the Company had the following debt:

(In US$ millions)	December 31, 2014	December 31, 2013
Credit facilities:
$1,500 facility	—	706
$1,200 facility	—	733
$700 facility	420	490
$1,121 facility	—	72
$2,000 facility (NADL)	1,367	1,503
$400 facility	280	320
$550 facility	—	440
$420 facility	351	—
$440 facility	258	293
$450 facility	416	450
$1,450 facility	433	1,390
$360 facility (Asia Offshore Drilling)	309	345
$300 facility	210	234
$1,750 facility (Sevan Drilling)	1,225	1,400
$150 facility	150	150
$450 facility (2013)	397	450
$1,500 facility (2014)	1,469	—
$1,350 facility	1,317	—
Total credit facilities	8,602	8,976

Ship Finance Loans
$420 facility (SFL Polaris)	—	387
$375 facility (SFL Hercules)	284	362
$390 facility (SFL Deepwater)	303	383
$475 facility (SFL Linus)	451	—
Total Ship Finance Loans	1,038	1,132

Unsecured bonds and convertible bonds
Total unsecured bonds	2,856	2,584
Convertible bonds	—	577
Total unsecured bonds and convertible bonds	2,856	3,161

Other credit facilities with corresponding restricted cash deposits	124	197
Total debt	12,620	13,466
Less: current portion	(2,309)	(1,566)
Long-term portion	10,311	11,900

The outstanding debt as of December 31, 2014 is repayable as follows:

(In US$ millions)	December 31, 2014
2015	2,309
2016	1,458
2017	2,869
2018	2,269
2019	2,725
2020 and thereafter	990
Total debt	12,620

Credit facilities
$1,500 million senior secured credit facility
In June 2009, the Company entered into a $1,500 million senior secured loan facility with a syndicate of banks and export credit facility agencies, to partly fund the acquisition of the West Capella, West Sirius, West Ariel and West Aquarius, which were pledged as security. The facility bore interest at LIBOR plus 3.31% per annum and was repayable over a term of five years. The outstanding balance at December 31, 2013 was $706 million.
In February 2014, Seadrill Partners entered into an independently financed term loan and the proceeds received from Seadrill Partners new term loan were used to repay the third party lenders of this facility and settle the related party back to back loan financing between the Company and Seadrill Partners. See Note 31 for further details on related party transactions.

$1,200 facility, $1,121 facility
In June 2010, the Company entered into a $1,200 million senior secured facility with a group of commercial lending institutions and export credit agencies. The ultra-deepwater semi-submersible drilling rig West Orion, the ultra-deepwater drillship West Gemini and the tender rig West Vencedor were pledged as security. The facility bore interest at LIBOR plus 2.25% per annum and was repayable over a term of five years. The outstanding balance as of December 31, 2013, was $733 million.
In January 2011, the Company entered into a $1,121 million senior secured credit facility with a bank to fund the acquisition of two ultra-deepwater semi-submersible rigs, West Leo and West Pegasus, which both were pledged as security. The facility bore interest at LIBOR plus a margin between 2.25% and 3.00% per annum, and was repayable over a term of seven years. The facility was fully drawn as of December 31, 2013 with a balance of $912 million.
In December 2013, the $1,121 million facility with Lloyds Bank TSB as agent was transferred to DNB Bank ASA as new agent and lender, and to Metrogas Holdings Inc, or Metrogas, a related party, as new lender. There were no other changes to the facility. As Metrogas is a related party of the Company, the portion of the facility related to Metrogas of $840 million was accordingly reclassified as debt due to related parties on the consolidated balance sheet, leaving the remaining $72 million in long-term debt. See Note 31 to the consolidated financial statements included herein.
In February 2014, Seadrill Partners entered into an independently financed senior secured credit facility. The proceeds received by Seadrill Partners were used to settle the related party back to back loan financing between the Company and Seadrill Partners for the West Leo portion and repay the lenders of the $1,121 million facility.
In August 2014, the remainder of the $1,200 million facility and $1,121 million facility were repaid in full, after Seadrill Partners entered into an amended senior secured credit facility. The Company recognized a $16 million gain on debt extinguishment within net loss on debt extinguishment in the Company's consolidated statement of operations relating to the $1,121 million facility. As one of the lenders of the $1,121 million facility was Metrogas Holdings Inc, a related party, this transaction has been disclosed within Note 31 - Related party transactions.

$700 million senior secured term loan
In October 2010, the Company entered into a $700 million senior secured loan facility with a syndicate of banks to partly fund the acquisition of seven jack-up drilling rigs, which have been pledged as security. The net book value at December 31, 2014 of the units pledged as security is $1,074 million. The facility bears interest at LIBOR plus 2.50% per annum and is repayable over a term of five years. As of December 31, 2014, the outstanding balance was $420 million, as compared to $490 million in 2013. At maturity a balloon payment of $350 million is due in October 2015. We do not have any undrawn capacity on this facility as of December 31, 2014. Subsequent to the period end, on March 6, 2015, the tranches relating to the West Courageous, West Defender, and the West Intrepid were repaid, totaling $170 million.

$2,000 million senior secured credit facility
In April 2011, NADL our majority owned subsidiary, entered into a $2,000 million senior secured credit facility with a syndicate of banks to partly fund the acquisition of six drilling units from Seadrill, which have been pledged as security. The net book value at December 31, 2014 of the units pledged as security is $2,343 million. The facility has a six year term and bears interest at LIBOR plus 2.00% per annum. As of December 31, 2014, the outstanding balance was $1,367 million, as compared to $1,503 million in 2013. At maturity a balloon payment of $950 million is due. We had $50 million undrawn under this facility as of December 31, 2014, which bears a commitment fee of 40% of the margin.

$400 million senior secured credit facility
In December 2011, the Company entered into a $400 million senior secured credit facility with a syndicate of banks. The jack-up rigs West Cressida, West Callisto, West Leda and West Triton have been pledged as security. The net book value at December 31, 2014 of the units pledged as security is $694 million. The facility has a five year term and bears interest of LIBOR plus 2.50% per annum. As of December 31, 2014, the outstanding balance was $280 million, as compared to $320 million in 2013. At maturity a balloon payment of $200 million is due. We do not have any undrawn capacity on this facility as December 31, 2014.

$420 million senior secured credit facility
In December 2012, SFL West Polaris Limited, formerly a consolidated VIE, entered into a $420 million term loan facility with a syndicate of banks to refinance the existing $700 million secured term loan facility. The new facility had a term of five years and bore interest of LIBOR plus a margin of 3.00%. On February 28, 2014 the margin on the facility was reduced from 3.00% to 2.25%.
On December 31, 2014, the Company purchased SFL West Polaris Limited from Ship Finance and accordingly we have represented the facility within "Credit facilities". Please refer to note 35 for more information. The drillship West Polaris has been pledged as security. The net book value at December 31, 2014 of the unit pledged as security is $564 million. As at December 31, 2014, the outstanding balance under the facility was $351 million, compared to $387 million as at December 31, 2013.

$550 million senior secured term loan and revolving credit facility
In December 2011, the Company entered into a $550 million secured credit facility with a syndicate of banks to partly fund the delivery of the ultra-deepwater semi-submersible drilling unit West Capricorn, which was pledged as security. The facility had a five year term and bore interest at LIBOR plus 1.50% to 2.25% per annum. As of December 31, 2013, the outstanding balance was $440 million. At maturity a balloon payment of $275 million was due.
In June 2014, Seadrill Partners entered into an amended senior secured credit facility, with the proceeds used by Seadrill Partners to repay the third party lenders of this facility and settle the related party back to back loan rig financing agreement between the Company and Seadrill Partners. See Note 31 for further details on related party transactions.

$440 million secured credit facility
In December 2012, the Company entered into a $440 million secured credit facility with a syndicate of banks to fund the delivery of two tender rigs and two jack-up drilling rigs. As of December 31, 2014 we have drawn $320 million on the facility and the T-15, T-16, and West Telesto have been pledged as security, while the tranche for the West Oberon was cancelled due to other funding opportunities for this rig. The tender rigs T-15 and T-16 were sold to Seadrill Partners during 2013, and subsequently the Company entered into a back to back rig financing agreements with Seadrill Partners for the corresponding portions of the secured credit facility for $101 million and $98 million respectively. Under the terms of the secured credit facility agreements for the T-15 and T-16, certain subsidiaries of the Company and Seadrill Partners are jointly and severally liable for their own debt and obligations under the relevant facility and the debt and obligations of other borrowers who are also party to such agreements. These obligations are continuing and extend to amounts payable by any borrower under the relevant agreement. See Note 31 for further details on related party transactions. The total net book values as at December 31, 2014 of all the units pledged as security was $470 million. The total net book value of the T-15 and T-16, which the Company no longer owns, was $261 million as at December 31, 2014. The facility bears interest at LIBOR plus 3.25% per annum and is repayable over a term of 5 years. The outstanding balance as at December 31, 2014 was $258 million, as compared with $293 million in 2013. At maturity a balloon payment of $166 million is due. We do not have any undrawn capacity on this facility as of December 31, 2014.

$450 million senior secured credit facility
In December 2012, we entered into a $450 million senior secured credit facility with a syndicate of banks, and was drawn down on January 3, 2013. The West Eclipse semi-submersible rig was pledged as security, which has a net book value of $657 million as at December 31, 2014. The facility was scheduled to mature within one year and bore interest of LIBOR plus 3.00%. On December 20, 2013, we amended this facility for an additional one year, with an amended interest rate of LIBOR plus 2.00%. On December 19, 2014, we amended this facility with a new maturity date of February 3, 2015 on the same terms. As of December 31, 2014, the outstanding balance was $416 million as compared to $450 million as at December 31, 2013. We do not have any undrawn capacity on this facility as of December 31, 2014. Subsequent to the year end, in January 2015, this facility has been repaid in full and replaced with a new $950 million facility.

$1,450 million senior secured credit facility
In March 2013, we entered into a $1,450 million senior secured credit facility with a syndicate of banks and export credit agencies. The West Auriga, West Vela, and West Tellus were pledged as security. The facility has a final maturity in 2025, with the exception of a commercial tranche of $203 million due for renewal in 2018, and bears an interest of LIBOR plus a margin in the range of 1.20% to 3.00%.
In March 2014, we completed the sale of the entities that own and operate the West Auriga to Seadrill Partners of which one of the entities sold, was a borrower and a guarantor under this facility, and accordingly we have derecognized the portion of this facility relating to the West Auriga. Seadrill Partners subsequently repaid the tranches relating to the West Auriga in full. In November 2014, we completed the sale of the entities that own and operate the West Vela to Seadrill Partners, of which one of the entities sold was a borrower and a guarantor under this facility, and accordingly we have derecognized the portion of this facility relating to the West Vela. See note 11 for further details of these disposals to Seadrill Partners.
Under the terms of the $1,450 million secured credit facility agreement, certain subsidiaries of Seadrill and Seadrill Partners are jointly and severally liable for their own debt and obligations under the facility and the debt and obligations of other borrowers who are also party to such agreement.  These obligations are continuing and extend to amounts payable by any borrower under the facility. The total amount owed by all parties under this facility as of December 31, 2014 is $856 million (compared to $1,390 million as at December 31, 2013) of which $433 million relates to Seadrill and the West Tellus. Seadrill has not recognized any amounts that are related to amounts owed under the facility by other borrowers. Seadrill has provided an indemnity to Seadrill Partners for any payments or obligations related to this facility that are not related to the West Auriga or West Vela.
If a balloon payment of $86 million relating to the commercial tranches of the West Vela and West Tellus do not get refinanced to the satisfaction of the remaining lenders after five years, the remaining tranches also become due after five years.
As at December 31, 2014 the net book value of the West Tellus was $622 million and we also held $50 million of cash in a restricted account, pledged as collateral. Subsequent to the year end, the restricted cash was released in full as a result of our entering into a new contract with Petrobras. We do not have any undrawn capacity on this facility as of December 31, 2014.

$360 million senior secured credit facility
In April 2013, our majority owned subsidiary AOD entered into a $360 million senior secured credit facility with a syndicate of banks. The facility is available in three equal tranches of $120 million, with each tranche relating to AOD 1, AOD 2 and AOD 3, which have been pledged as security. The loan has a five year maturity from the initial borrowing date, and bears interest of LIBOR plus 2.75%. As at December 31, 2014 the rigs have a net book value of $225 million, $222 million and $230 million respectively. We do not have any undrawn capacity on this facility as of December 31, 2014. As at December 31, 2014 the outstanding balance was $309 million as compared to $345 million as at December 31, 2013.

$300 million senior secured credit facility
In July 2013, we entered into a $300 million senior secured credit facility with a syndicate of banks and export credit agencies. The West Tucana and West Castor were pledged as security, and bears interest of LIBOR plus a margin of 3.00%, and matures in 2023.As at December 31, 2014 the net book values of the West Tucana and West Castor were $204 million and $213 million respectively. We do not have any undrawn capacity on this facility as of December 31, 2014. As at December 31, 2014 the outstanding balance was $210 million as compared to $234 million as at December 31, 2013.

$150 million senior secured credit facility
In October 2013, we entered into a $150 million secured credit facility with a bank. The West Oberon and the West Prospero were pledged as security, bears interest of LIBOR plus a margin of 0.75%, with a maturity date in June 2014. The loan was subsequently amended with a new maturity date of March 31, 2015 and revised margin of 1.0%. As at December 31, 2014 the net book value of the West Oberon and West Prospero were $226 million and $165 million respectively. We do not have any undrawn capacity on this facility as of December 31, 2014. As at December 31, 2014 and outstanding balance was $150 million, compared to $150 million as at December 31, 2013. Subsequent to the year end, on March 26, 2015, this facility was repaid in full as part of the SeaMex transaction.

$450 million senior secured credit facility (2013)
In December 2013, we entered into a $450 million senior secured facility with a syndicate of banks. The West Eminence has been pledged as security, and bears interest of LIBOR plus a margin of 1.75% and matures in June 2016. This facility replaced an existing $800 million facility, which had an outstanding balance of $194 million and was fully repaid on December 19, 2013. As at December 31, 2014 the net book value of the West Eminence was $589 million. We do not have any undrawn capacity on this facility as of December 31, 2014. As at December 31, 2014, the outstanding balance was $397 million as compared to $450 million as at December 31, 2013.

$1,350 million senior secured credit facility
In August 2014, the Company entered into a $1,350 million senior secured credit facility with a syndicate of banks. The new facility consists of a term loan facility for $675 million and a revolving credit facility in an amount up to $675 million. The West Pegasus, West Gemini and West Orion were pledged as security. The total net book value at December 31, 2014 of the units pledged as security is $1,767 million. The facility bears interest at LIBOR plus a margin of 2% per annum, and is repayable in quarterly installments over a term of five years. The revolver is fully repayable at the final maturity date. The revolver facility was fully drawn and we do not have any undrawn capacity as of December 31, 2014. As at December 31, 2014, the outstanding balance was $1,317 million as compared to nil as at December 31, 2013.

$1,500 million senior secured credit facility (2014)
In July 2014, the Company entered into a $1,500 million senior secured credit facility with a syndicate of banks to finance the three newbuilds, the West Saturn, West Neptune and West Jupiter which are pledged as security. The net book value at December 31, 2014 of the units pledged as security is $1,840 million. The facility bears interest at LIBOR plus a margin of between 1.4% and 2.5% per annum, and is repayable over a term of 12 years. The loan includes a Commercial Interest Reference Rate (CIRR) tranche with Eksportfinans ASA, the Norwegian export credit agency, that bears fixed interest at 2.38% per annum. If a commercial tranche of $300 million does not get refinanced to the satisfaction of the remaining lenders after five years, the remaining tranches also become due after five years. If the commercial tranche balloon payment of $175 million does not get refinanced to the satisfaction of the remaining lenders by September 2019, the remaining tranches also become due. As at December 31, 2014, the outstanding balance was $1,469 million as compared to nil as at December 31, 2013.

$1,750 million secured credit facility
In September 2013 subsidiaries of Sevan Drilling entered into a $1,750 million bank facility with a syndicate of banks and export credit agencies. The facility consists of two tranches in the amounts of $1,400 million and $350 million. On October 23, 2013 the first tranche of $1,400 million was drawn and was used to repay the existing credit facilities related to Sevan Driller and Sevan Brasil and to settle the remaining installment and other amounts for the delivery of Sevan Louisiana. The Sevan Driller, Sevan Brasil and Sevan Louisiana have been pledged as security. In December 2014 the $350 million tranche relating to the Sevan Developer was cancelled at our request as a consequence of the deferral agreement made with Cosco, and the borrowing entity relating to the Sevan Developer was released from its obligations under this facility. The facility has a maturity in September 2018 and bears interest of LIBOR plus a margin of 2.90%. As at December 31, 2014 the net book of the Sevan Driller, Sevan Brasil and Sevan Louisiana were $589 million, $601 million and $719 million respectively. As at December 31, 2014, the outstanding balance was $1,225 million as compared to $1,400 million as at December 31, 2013.

Ship Finance International Limited ("Ship Finance") Loans
The following loans relate to the Ship Finance International entities that we consolidate in our financial statements as Variable Interest Entities (VIEs). Refer to Note 35 for more information.

SFL West Polaris
In December 2012 SFL West Polaris Limited entered into a $420 million term loan facility with a syndicate of banks to refinance the existing $700 million secured term loan facility. The new facility has a term of five years and bears interest of LIBOR plus a margin of 3.00%. On December 30, 2014 Seadrill purchased SFL West Polaris from Ship Finance International, and accordingly we have represented this loan within "Credit facilities", refer to information above.

SFL Deepwater Ltd and SFL Hercules Ltd
In September 2008, SFL Deepwater Ltd entered into a $1,400 million secured term loan facility with a syndicate of banks to partly fund the acquisition of West Taurus and West Hercules, which have been pledged as security. The facility had an interest at LIBOR plus 1.40% per annum and was repayable over a term of five years. The facility has been repaid in full as discussed further below.
In May 2013, the Hercules tranche of the $1,400 million facility was refinanced and replaced by a new $375 million facility, with a syndicate of banks and financial institutions. The new facility is secured by the West Hercules, which has a net book value of $603 million as of December 31, 2014. The new facility has a term of six years and bears interest of LIBOR plus a margin of 2.75%. As at December 31, 2014, the outstanding balance under the facility was $284 million, compared to $362 million as at December 31, 2013. There is no undrawn capacity on this facility at December 31, 2014.
In October 2013, the Taurus tranche of the $1,400 million facility was refinanced and replaced with a new $390 million facility with a syndicate of banks and financial institutions. The new facility is secured by the West Taurus, which has a net book value of $450 million as at December 31, 2014. The new facility has a term of five years and bears an interest of LIBOR plus a margin of 2.50%. As at December 31, 2014, the outstanding balance under the facility was $303 million compared to $383 million as at December 31, 2013. There is no undrawn capacity on this facility as at December 31, 2014.

SFL Linus Ltd
On October 17, 2013, SFL Linus Ltd entered into a $475 million secured term loan and revolving credit facility with a syndicate of banks to fund the acquisition of West Linus, which has been pledged as security and has a net book value of $581 million as at December 31, 2014. The facility was fully drawn on February 18, 2014, on the date of delivery of West Linus. The facility bears interest of LIBOR plus 2.75% and matures in June 2019. As at December 31, 2014, the outstanding balance under the facility was $451 million, compared to nil as at December 31, 2013. There is no undrawn capacity on this facility at December 31, 2014

Unsecured Bonds
$350 million fixed interest rate bond
In October 2010, the Company raised $350 million through the issue of a five year bond which matures in October 2015. The bond bears a fixed interest rate of 6.50% per annum, payable semi-annually in arrears. In May 2012, we repurchased $8 million of the bonds.  As at December 31, 2014, the outstanding balance was $342 million.

$650 million 3.375% Convertible Bonds and conversion
In October 2010, the Company issued at par $650 million of convertible bonds. Interest on the bonds was fixed at 3.375%, payable semi-annually in arrears. The bonds were convertible into the Company's common shares at any time up to 10 banking days prior to October 27, 2017. The conversion price at the time of issuance was $38.92 per share, representing a 30% premium to the share price at the time. For accounting purposes $121 million was, at the time of issuance of the bonds, allocated to the bond equity component and $529 million to the bond liability component, due to the cash settlement option stipulated in the bond agreement. The bonds were due to mature in October 2017. The bond equity component was amortized over the maturity term, and recognized within interest expense in the consolidated statement of operations.
In July 2014, the Company launched a voluntary incentive payment offer to convert any and all of the $650 million principal amount of 3.375% convertible bonds. Holders of $649 million of principal amount of convertible bonds accepted the voluntary incentive offer and the Company then elected to exercise the "90% clean-up call" provision on the remaining $1 million outstanding.
Holders converted at the contractual conversion price of $27.69 per share and received an incentive payment of $12,102.95 per $100,000 principal amount of bond held. As a result of the transaction, the number of common shares outstanding in the Company increased by 23.8 million shares, with an increase to equity of $893 million.
As a result of the conversion the Company recorded a charge of $79 million related to the incentive paid for the induced conversion and a loss on debt extinguishment of $16 million. These amounts were recognized within net loss on debt extinguishment in the Company's consolidated statement of operations. $278 million of the total consideration transferred on conversion was allocated to the reacquisition of the embedded conversion option and recognized as a reduction of stockholders’ equity. The total cash outflow due to the incentive payments and accrued interest was $69 million.

NOK 1,250 million floating interest rate bond
In January 2012, the Company raised $225 million (NOK1,250 million) through the issue of a two year senior unsecured bond, with a maturity date of February 13, 2014. The bond bears interest of NIBOR plus 3.25% per annum, payable quarterly in arrears. The bond was repaid in full on the maturity date.

$1,000 million fixed interest bond
In September 2012, the Company raised $1,000 million through the issue of a 5 year bond which matures in September 2017. Interest on the bonds bears a fixed interest rate of 5.625% per annum, payable semi-annually in arrears. The interest rate increased to 6.125% in March 2014 as the Company remained unrated.

NOK 1,800 million floating interest rate bonds
In March 2013 the Company issued a NOK1,800 million senior unsecured bond with maturity in March 2018. The bond bears interest of NIBOR plus a margin of 3.75% per annum, payable quarterly in arrears. The bond was subsequently swapped to US$ with a fixed rate of 4.94% per annum until maturity.

$500 million senior unsecured bond
On September 20, 2013, the Company issued a $500 million senior unsecured bond issue. The bond matures in September 2020 and bears interest of 6.125% per annum, payable semi-annually in arrears. The interest rate increased to 6.625% in March 2014 as the Company remained unrated.
In December 2014 the Company repurchased $21 million (of par value) of the $500 million senior unsecured bond, recognizing a gain on debt extinguishment of $3 million.

NOK1,500 million floating interest rate bonds
In October 2013, NADL, our majority owned subsidiary, issued a NOK1,500 million senior unsecured bond issue with maturity in October 2018, and an interest rate of NIBOR plus a margin of 4.40% per annum. The bond was subsequently swapped to US$ with a fixed rate of 6.18% per annum until maturity.
In December 2014, the Company purchased NOK82 million (of par value) of the NOK1,500 million senior unsecured bond issued by NADL, recognizing a gain on debt extinguishment of $4 million.

$600 million senior unsecured bond
In January 2014, NADL, our majority owned subsidiary, issued a $600 million senior unsecured bond issue. The bond matures in January 2019 and bears interest of 6.25% per annum. In conjunction with the issue and subsequently in the open market we bought 27.5% of the bond, which amounted to $165 million. During June 2014, we sold a portion of the bond owned by the Company for $25 million. In December 2014 the Company purchased $47 million (of par value) of the $600 million senior unsecured bond issued by NADL, recognizing a gain on debt extinguishment of $16 million. As of December 31, 2014 we held 31.1% of the bond, which amounted to $187 million

SEK1,500 million senior unsecured bond
In March 2014, we issued a SEK1,500 million senior unsecured bond. The bond matures in March 2019 and bears interest of STIBOR plus 3.25%. The bond was subsequently swapped to US$ with a fixed rate of 5.2% per annum until maturity.

Unsecured bond repurchases
During the year ended December 31, 2014, the Company recognized a total gains on debt extinguishment due to the repurchases of bonds of $23 million, which are presented within "Net loss on debt extinguishment" in the Company’s consolidated statement of operations.

Commercial Interest Reference Rate (CIRR) Credit Facilities
In April 2008, the Company entered into a CIRR term loan for NOK850 million with Eksportfinans ASA, the Norwegian export credit agency. The loan bears fixed interest at 4.56% per annum and is repayable over a term of eight years. The outstanding balance at December 31, 2014 was $27 million (NOK200 million) compared to $49 million at December 31, 2013.
In June 2008, the Company entered into a CIRR term loan for NOK904 million with Eksportfinans ASA. The loan bears fixed interest at 4.15% per annum and is repayable over a term of eight years. The outstanding balance at December 31, 2014 was $29 million (NOK213 million) compared to $52 million at December 31, 2013.
In July 2008, the Company entered into a CIRR term loan for NOK1,011 million with Eksportfinans ASA. The loan bears fixed interest at 4.15% per annum and is repayable over a term of 12 years. The outstanding balance at December 31, 2014 was $68 million (NOK506 million) compared to $96 million at December 31, 2013.
In connection with the above three CIRR fixed interest term loans totaling $124 million (NOK919 million), fixed interest cash deposits equal to the total outstanding loan balances have been established with commercial banks. The collateral cash deposits are reduced in parallel with repayments of the CIRR loans and receive fixed interest at the same rates as those paid on the CIRR loans. The collateral cash deposits are classified as "restricted cash" in the consolidated balance sheet, and the effect of these arrangements is that the CIRR loans have no effect on net interest bearing debt.

Covenants contained in our debt facilities
Our debt agreements generally contain financial covenants as well as security provided to lenders in the form of pledged assets.

Bank Loans
In addition to security provided to lenders in the form of pledged assets, our bank loan agreements generally contain financial covenants, including:

•	Aggregated minimum liquidity requirement for the group: to maintain cash and cash equivalents of at least $150 million within the group.

•	Interest coverage ratio: to maintain an EBITDA to interest expense ratio of at least 2.5:1.

•
Current ratio: to maintain current assets to current liabilities ratio of at least 1:1. Current assets are defined as book value less minimum liquidity, but including up to 20.0% of shares in listed companies owned 20.0% or more. Current liabilities are defined as book value less the current portion of long term debt.

•	Equity ratio: to maintain total equity to total assets ratio of at least 30.0%. Both equity and total assets are adjusted for the difference between book and market values of drilling units.

•
Leverage ratio: to maintain a ratio of net debt to EBITDA no greater than 4.5:1. Net debt is calculated as all interest bearing debt less cash and cash equivalents excluding minimum liquidity requirements.

•
Debt service coverage ratio: The $1,450 secured debt facility and the $1,500 secured debt facility (2014) contain a requirement for the individual borrowers to maintain a ratio of EBITDA of the respective borrower to debt services (being all finance charges and principal) of not less than 1.15:1.

For the purposes of the above tests, EBITDA is defined as the earnings before interest, taxes, depreciation and amortization on a consolidated basis and (ii) the cash distributions from investments, each for the previous period of twelve months as such term is defined in accordance with accounting principles consistently applied. However, in the event that Seadrill or a member of the group acquires rigs or rig owning entities with historical EBITDA available for the rigs' previous ownership, such EBITDA shall be included for covenant purposes in the relevant loan agreement, and if necessary, be annualized to represent a twelve (12) month historical EBITDA. In the event that Seadrill or a member of the group acquires rigs or rig owning companies without historical EBITDA available, Seadrill is entitled to base a twelve month historical EBITDA calculation on future projected EBITDA only subject to any such new rig having (i) a firm charter contract in place at the time of delivery of the rig, with a minimum duration of twelve months, and (ii) a firm charter contract in place at the time of such EBITDA calculation, provided Seadrill provides the agent bank with a detailed calculation of future projected EBITDA. Further, EBITDA shall include any realized gains and/or losses in respect of the disposal of rigs or the disposal of shares in rig owning companies.
Cash distributions from investments are defined as cash received by Seadrill, by way of dividends, in respect of its ownership interests in companies which Seadrill does not control but over which it exerts significant influence.
In addition to financial covenants, our credit facility agreements generally contain covenants which are customary in secured financing in this industry, including operational covenants in relation to the relevant rigs, information undertakings and covenants in relation to corporate existence and conduct of our business. We are in compliance with related covenants as of December 31, 2014.

The credit facility agreements also identify various events that may trigger mandatory reduction, prepayment, and cancellation of the facility including, among others, the following:

•	total loss or sale of a drilling unit securing a credit facility;

•	cancellation or termination of any existing charter contract or satisfactory drilling contract; and

•	a change of control.

The credit facility agreements contain customary events of default, such as failure to repay principal and interest, and other events of defaults, such as:

•	failure to comply with the financial or insurance covenants;

•	cross-default to other indebtedness held by both Seadrill Partners and its subsidiaries and by the Company;

•	failure by the Company to remain listed on a stock exchange;

•	the occurrence of a material adverse change;

•
revocation, termination, or modification of any authorization, license, consent, permission, or approval as necessary to conduct operations as contemplated by the applicable Rig Financing Agreement; and

•
the destruction, abandonment, seizure, appropriation or forfeiture of property of the guarantors or the Company and its subsidiaries, or the limitation by seizure, expropriation, nationalization, intervention, restriction or other action by or on behalf of any governmental, regulatory or other authority, of the authority or ability of the Company or any subsidiary thereof to conduct its business, which has or reasonably may be expected to have a material adverse effect.

Our secured credit facilities are secured by:

•	guarantees from rig owning subsidiaries (guarantors),

•	a first priority share pledge over all the shares issued by each of the guarantors,

•
a first priority perfected mortgage in all collateral rigs and any deed of covenant thereto, subject to contractual agreed "quiet enjoyment" undertakings with the end-user of the collateral rigs to be entered into if this is required by the relevant end-user pursuant to the relevant contract,

•	a first priority security interest over each of the rig owners' with respect to all earnings and proceeds of insurance, and

•	a first priority security interest in the earnings accounts.
Our loan and other debt agreements also contain, as applicable, loan-to-value clauses, which could require the Company, at its option, to post additional collateral or prepay a portion of the outstanding borrowings should the value of the drilling units securing borrowings under each of such agreements decrease below required levels. In addition, the loan and other debt agreements include certain financial covenants including the requirement to maintain a certain level of free cash and failure to comply with any of the covenants in the loan agreements could result in a default under those agreements and under other agreements containing cross-default provisions. We were in compliance with all financial loan covenants as of December 31, 2014.
In addition to financial covenants, our credit facility agreements contain covenants which are customary in secured financing in this industry, including operational covenants in relation to the relevant rigs, information undertakings and covenants in relation to corporate existence and conduct of our business.

Bonds
For the Company’s outstanding Norwegian bonds, Swedish bond and the $350 million bond, the main financial covenant is to maintain a total equity to total assets ratio of at least 30.0%. Both equity and total assets are adjusted for the difference between book value and market values of drilling units.
For our $1,000 million, $500 million, and $600 million bonds, we are subject to certain financial and restrictive covenants contained in our indentures which restrict, among other things, our ability to pay dividends, incur indebtedness, incur liens, and make certain investments. In addition, these indentures contain other customary terms, including certain events of default, upon the occurrence of which, the bonds may be declared immediately due and payable.

In addition to the above, our bond indentures generally also contain restrictions which are customary for unsecured financings in this industry for similar unrated bonds, including limitations on indebtedness, payments, transactions with affiliates and restrictions on consolidation, merger and sale of assets.

We are in compliance with related covenants as of December 31, 2014.

Covenants contained within our consolidated Ship Finance Variable Interest Entities
The Company consolidates certain Ship Finance entities into the financial statements as variable interest entities. While we are not, directly or indirectly, obligated to repay the borrowings under this facility, a breach of one or more of the covenants contained in this credit facility may have a material adverse effect on us. The main financial covenants contained in the variable interest entities are as follows:

•	Ship Finance must maintain cash and cash equivalents of at least $25 million.

•	Ship Finance must maintain positive working capital.

•	Ship Finance must have a ratio of total liabilities to total assets of at least 0.8 to 1.0 at the end of each quarter.

•	The Company's covenants under the bank loans listed above also apply.
The Ship Finance subsidiaries owning West Taurus, West Hercules and West Linus are consolidated into our financial statements as a variable interest entity (“VIEs”).  To the extent that these VIEs defaults under its indebtedness and is marked current in its financial statements, we would in turn, mark such indebtedness current in our consolidated financial statements.  The characterization of the indebtedness in our financial statements as current may adversely impact our compliance with the covenants contained in our existing and future debt agreements. In the event of a default by us under one of our debt agreements, the lenders under our existing debt agreements could determine that we are in default under our other financing agreements. This could result in the acceleration of the maturity of such debt under these agreements and the lenders thereunder may foreclose upon any collateral securing that debt, including our drilling rigs, even if we were to subsequently cure such default. We and Ship Finance are in compliance with related covenants as of December 31, 2014.

Covenants contained in North Atlantic Drilling Limited ("NADL")

In February 2015, NADL received approval from its Norwegian Bondholders to amend the Bond Agreement for its NOK1.5 billion Norwegian Bond maturing in 2018. Under the terms of the agreement, Seadrill will provide a guarantee for the Bond Issue in exchange for amendments to the covenant package, principally replacing the current financial covenants with the financial covenants within Seadrill's NOK bonds. Additionally, NADL received approval to amend its US$2 billion credit facility and US$475 million term loan and revolving credit facility. Under the terms of the agreements, Seadrill will provide a guarantee for the credit facility in exchange for amendments to the covenant package, principally replacing the existing financial covenants with financial covenants within Seadrill's secured credit facilities. This amendment to the covenants was applicable to the period ended December 31, 2014. As such there are no longer separate financial covenants contained within NADL's credit facilities or bond agreements.

Seadrill Partners covenants

As detailed above certain subsidiaries of Seadrill Partners are borrowers and guarantors to the $440 million secured credit facility and the $1,450 million senior secured credit facility. If Seadrill Partners were to default under one of its other financing agreements, it could cause an event of default under these credit facilities. Seadrill Partners’ failure to comply with covenants and other provisions in its existing or future financing agreements could result in cross-defaults under the Company’s existing financing agreements.

Seadrill Partners are in compliance with all applicable covenants as of December 31, 2014.